Vanguard Municipal Cash Management Fund

Supplement to the Prospectus Dated December 23, 2016

Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor” in the Fund Summary section:

Portfolio Manager

John Grimes, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2017.

In the More on the Fund section, the following replaces similar text under the heading “Investment Advisor”:

The manager primarily responsible for the day-to-day management of the Fund is:

John Grimes, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998; has worked in investment management since 2008; and has managed investment portfolios, including the Fund, since 2017. Education: B.A., Marquette University; M.B.A., Saint Joseph’s University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. PSI 1143 032017

Vanguard CMT Funds

Supplement to the Statement of Additional Information Dated December 23, 2016

Important Change to Vanguard Municipal Cash Management Fund

John Grimes replaces Justin Schwartz as portfolio manager for Vanguard Municipal Cash Management Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, references to Justin Schwartz are removed. The following text is added under the heading "1. Other Accounts Managed" on page B-30:

John Grimes manages Vanguard Municipal Cash Management Fund; as of December 31, 2016, the Fund held assets of $2.1 billion.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1142A 032017